Exhibit 99.1

INVESTOR PRESENTATION HD Supply To Separate Into Two Publicly Traded Companies September 25 th , 2019

Disclaimer

HDSUPPLY

Forward-Looking Statements and Preliminary Results

This presentation and the discussion about it includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements relating to the manner, timing, tax-free nature and expected benefits associated with the separation of HD Supply's FM and C&I businesses into two publicly traded companies, as well as the anticipated management teams of the separated companies, and their ability to create value for their respective shareholders. Forward-looking statements are based on management's beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation and such discussion. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including, among other things, the proposed separation may not be completed as anticipated or at all, delays or other difficulties in completing the separation, including the inability to satisfy the conditions for completing the separation, disruptions experienced with customers and suppliers, the inability of either business to successfully operate independently, the inability to retain key personnel and those "Risk factors" in our annual report on Form 10-K, for the fiscal year ended February 3, 2019, filed on March 19, 2019, and those described from time to time in our, and HD Supply, Inc.'s, other filings with the U.S. Securities and Exchange Commission (the "SEC"), which can be found at the SEC's website, www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP") with non-GAAP measurements, including Adjusted EBITDA and Net Debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adjusted EBITDA and Net Debt referred to in this presentation is included at the end of this presentation under "Reconciliation of Non-GAAP Measures."

Other

The financial information included for HD Supply's FM and C&I businesses is derived from segment financial information previously included in HDS' SEC filings. Such information has not been adjusted for the effects of the separation of the businesses, including costs to complete the separation, does not include corporate or other adjustments and does not purport to reflect the standalone or pro forma results of operations of the businesses presented in accordance with GAAP.

This presentation is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

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3 Presenters 1. Recent Performance and Transaction Overview 2. Facilities Maintenance (“ RemainCo ”) 3. Construction & Industrial (“ SpinCo ”) Brad Paulsen President, Facilities Maintenance John Stegeman President, Construction & Industrial 4. Transaction Structure and Timeline Evan Levitt Chief Financial Officer and Chief Administrative Officer Joe DeAngelo Chairman of the Board, President and Chief Executive Officer

1. RECENT PERFORMANCE AND TRANSACTION OVERVIEW Joe DeAngelo Chairman of the Board, President and Chief Executive Officer

5 1: Based on HDS at opening price of $18.00 on June 28, 2013 to September 24, 2019, as compared to the S&P 500 total return ov er the same period. Cumulative Total Shareholder Returns Have Exceeded S&P 500 Since IPO 1 Record of Shareholder Value Creation Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 +122% Oct. 2015: Sold Power Solutions for $ 825M Mar. 2018: Acquired A.H. Harris for $ 360M Sep. 2019: Announced plan to separate into two publicly traded companies Sep. 2017: Achieved Financial Leverage Target Range of 2.0 - 3.0x Dec. 2018: Authorized $ 500M of Share Repurchases Jun. 2013: IPO of HDS at $18/share Aug. 2017: Sold Waterworks for $ 2.5B Jun. and Aug. 2017: Authorized $ 1.0B of Share Repurchases $18.00 $[40.01] Total Shareholder Return Since Jun. 2013 HDS 1 S&P 500 +122% + 112 % Update for market close on 9/24

6 ($ in millions) Compounding Value Creation Key Performance Highlights Since our 2013 Initial Public Offering, HD Supply has… ▪ Grown Net sales organically 47%, or 7% per annum ▪ Grown Adj. EBITDA 1 by 81%, or 11% per annum ▪ Expanded Adj. EBITDA 1 margins by 190 basis points ▪ Returned over $1.3 billion of capital via share repurchases ▪ Reduced Net Debt to Adj. EBITDA 1 from 7.2x to 2.4x ▪ Generated shareholder returns 10 percentage points in excess of the S&P 500 2 ▪ Successfully completed seven acquisitions and divestitures ▪ Consolidated support operations in Atlanta $3,877 $6,175 2013 LTM Q2’19 $481 $882 12.4% 14.3% 2013 LTM Q2’19 Net Sales Adj. EBITDA (% Margin) 1: See Appendix for a reconciliation of Adjusted EBITDA to Net Income (Loss) and Net Debt to Adjusted EBITDA ratio. 2: Based on HDS at opening price of $18.00 on June 28, 2013 through September 24, 2019 as compared to the S&P 500 total return over the same period . All performance metrics compare fiscal 2013 performance to the trailing twelve month period ending August 4, 2019 (“LTM Q2’19 ”). Share repurchases through September 6, 2019. Note: Results shown have been restated for discontinued operations, except Net Debt to Adjusted EBITDA ratio. Fiscal 2018 includes contribution from A.H. Harris and the impact of the 53 rd week . +7% Organic CAGR +190 Basis Points Update for market close on 9/24

7 Driving Value Creation through Enhanced Focus, Agility and Flexibility HD Supply To Separate Into Two Industry - Leading Public Companies Facilities Maintenance Construction & Industrial 1: Maintenance, Repair and Operations; #1 Living Space Distributor in Multifamily Industry ▪ #1 “Living Space” MRO Distributor 1 ▪ Stable, Break - Fix Demand Profile ▪ Low - Friction, Multichannel Sales Model ▪ Next - Day Fulfillment, On - time and In - full ▪ Portfolio of Proprietary Brands ▪ High Margin, Predictable Cash Flows ▪ #1 Concrete Accessory, Specialty Construction and Safety Products Distributor ▪ Large, Fragmented Market ▪ Differentiated Product & Services Offering ▪ High - Growth Sales Culture Driven by Knowledgeable Associates ▪ Actionable Acquisition Pipeline ▪ Scale Provides Ability to Service Customers Across the United States and Canada

8 Driving Value Creation through Enhanced Focus, Agility and Flexibility Separation Overview ▪ Transaction Overview – HD Supply Holdings, Inc. (“HD Supply”) (Nasdaq: HDS) intends to separate into two publicly traded companies through a distribution to HD Supply shareholders – Transaction is expected to be tax - free to HD Supply shareholders for U.S. tax purposes, and to be completed by the middle of Fiscal 2020 ▪ Strategic Rationale x FM and C&I are both leaders in their respective markets, and each will be better positioned as a focused, independent company x Enables each business to pursue its own organic growth and acquisition strategy x Create a more optimal capital structure and capital allocation strategy consistent with the financial profile of each business x Aligns compensation incentives with financial performance of each business

2. FACILITIES MAINTENANCE (“ RemainCo ”) Brad Paulsen President, Facilities Maintenance

Facilities Maintenance: At a Glance

HDSUPPLY

What We Do

- **Leading Maintenance, Repair and Operations Solution Provider** to **"Living Space" Maintenance Professionals**
- **Customers: ~300K**

	% FY'18 Sales[1]	Customers
Multifamily	64%	~120K
Hospitality	19%	~45K
Healthcare	8%	~25K
Institutional	7%	~20K

- **Products: ~200K SKUs, including Proprietary Brands**[2]



Appliances HVAC Plumbing, Kitchen & Bath Janitorial Hardware Electrical & Lighting

- **Multi-Channel Go-to-Market Strategy**, including **1,000+ Knowledgeable Sales Representatives** in Local Markets, **400+ Onshore Customer Care Associates**, Catalog, Website, Mobile App
- **Next-Day Delivery** via **44 Distribution Centers** ("DCs"), **50 Cross-dock** Facilities; **900+ Dedicated Delivery Drivers**
- **5,500+ Associates** in Operations, Sales and Support

1: Gross Sales for FM U.S. Segment; excludes Canada and USA Bluebook
2: Proprietary Brands comprise ~18% of Sales

Summary Financials[3]

($ in millions)

Net Sales



+4.6% CAGR[4]
$2,762
$2,847
$3,089
$3,148
17.5%
17.5%
17.7%
17.7%
Net Sales
Adj. EBITDA Margin
Note: Chart not to scale

	Fiscal Year			
	2016	2017	2018	LTM Q2'19
Net sales	$2,762	$2,847	$3,089	$3,148
Operating income	$419	$434	$478	$491
% of Net sales	*15.2%*	*15.2%*	*15.5%*	*15.6%*
Adjusted EBITDA	$482	$499	$546	$556
% of Net sales	*17.5%*	*17.5%*	*17.7%*	*17.7%*
Capital Exp.	$22	$22	$58	$65
% of Net sales	*0.8%*	*0.8%*	*1.9%*	*2.1%*

3: Fiscal Year 2018 and LTM Q2'19 include a 53rd week of operations.
4: Compounded Annual Growth Rate ("CAGR") shown excluding the impact of the 53rd week

Best-in-Class "Living Space" MRO Solution Provider

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11 Best - in - Class “Living Space” MRO Solution Provider Facilities Maintenance: Summary Leadership Key Priorities Joe DeAngelo Chairman & CEO Evan Levitt CFO & Chief Administrative Officer Brad Paulsen President, Facilities Maintenance ▪ On - Time , In - Full , Next - Day Fulfillment ▪ Customer - oriented Investments in Sales Coverage, Mobile, Personalized Catalog ▪ Repeatable, Winning Sales Approach ▪ “ Tuck - In ” Acquisitions Capital Structure & Capital Allocation ▪ Maintain Strong Non - Investment Grade Credit Rating ▪ Further Details to be Provided Investment Highlights ▪ #1 Position in Fragmented, Stable and Growing “Living Space” MRO Industry ▪ A National Platform Providing Next - Day Delivery Service via 44 DCs and 900+ Dedicated Drivers ▪ Break - Fix Demand Profile from Customers Experiencing Favorable Secular Trends ▪ Disciplined Investments Fuel Profitable Growth and Strong Cash Generation through the Cycle

3 . CONSTRUCTION & INDUSTRIAL (“ SpinCo ”) John Stegeman President, Construction & Industrial

Construction & Industrial[1]: At a Glance

HDSUPPLY

What We Do

- **White Cap is a One-Stop Shop** for **Concrete Accessories, Specialty Construction** and **Safety Products**
- **Customers: ~200K…** ~75% Non-Residential / ~25% Residential

  *White Cap customers are concrete and self-performing general contractors who require **specialized products** and **services** for **tilt-up**, **flatwork**, **poured wall foundation**, **precast**, **masonry**, **waterproofing**, **glazing**, and **road and bridge projects**, as well as all professional contractors who require **power tools** and **accessories**, **safety equipment**, and **fastening products***
- **Products: ~400K SKUs**

Concrete Acc. & Chemicals



Safety



Tools & Equipment



Building Materials & Fasteners



Erosion Control & Waterproofing



- **Operating Model…** Focus on Driving **Customer Success** through Collaborative **Sales Team,** Strong **Supplier Partnerships,** and **Specialized Services… Trusted Expert** in the Space
- **270 Locations** in **39 U.S. States** and **Six Canadian Provinces,** with Focused Sales Initiatives in Fragmented Markets
- **5,500+ Associates** in Sales, Operations, and Support Roles

Summary Financials[2]

($ in millions)



Net Sales
+9.8% CAGR[3]
$2,063
$2,279
$2,961
$3,030
9.6%
10.2%
11.0%
10.8%
Net Sales
Adj. EBITDA Margin
Note: Chart not to scale
Fiscal Year

	2016	2017	2018	LTM Q2'19
Net sales	**$2,063**	**$2,279**	**$2,961**	**$3,030**
Operating income	**$146**	**$174**	**$246**	**$252**
% of Net sales	*7.1%*	*7.6%*	*8.3%*	*8.3%*
Adjusted EBITDA	**$198**	**$232**	**$325**	**$326**
% of Net sales	*9.6%*	*10.2%*	*11.0%*	*10.8%*
Capital Exp.	**$32**	**$34**	**$31**	**$40**
% of Net sales	*1.6%*	*1.5%*	*1.0%*	*1.3%*

1: Construction & Industrial also includes Home Improvement Solutions, which primarily serves cash and carry repair and remodeling contractors and operates through 14 California retail outlets, and Brafasco, which provides fasteners, tools, safety supplies, abrasives, and more to Canadian construction, industrial, and institutional customers through 46 branch locations. These businesses comprised ~8% and ~4% of C&I Net sales in Fiscal 2018, respectively.

2: Fiscal Year 2018 and LTM Q2'19 include a 53rd week of operations and the acquisition of A.H. Harris.

3: Compounded Annual Growth Rate ("CAGR") shown excluding the impact of the 53rd Week and inorganic sales contribution from the A.H. Harris acquisition.

Leading Distributor of Concrete Accessories, Specialty Construction and Safety Products

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14 Leading Distributor of Concrete Accessories, Specialty Construction and Safety Products Construction & Industrial: Summary Leadership Key Priorities ▪ Sales Leadership ▪ Focused Trade Expansion ▪ Greenfield Expansion ▪ Acquisition Opportunities Capital Structure & Capital Allocation ▪ Targeting a Strong Non - Investment Grade Credit Rating ▪ Further Details to be P rovided Investment Highlights ▪ #1 Position in Large, Fragmented Specialty Construction Industry ▪ Sustainable Growth Initiatives Expected to Drive Consistent, Above Market Performance ▪ Attractive, Addressable Acquisition Pipeline focused on Expanding Value - added Services , Expanding Category Product Expertise and Entering New Markets ▪ Value - added Services Extend Competitive Advantages … Knowledgeable Associates, Jobsite Delivery, Will Call, Fabrication, Form and Brace Rental, Tool Repair, Jobsite Safety Training, Special Orders and Credit Services ▪ Real Estate Differentiation… Branch is a Destination for Extensive Product and Knowledge John Stegeman President, Construction & Industrial Alan Sollenberger COO, Construction & Industrial

4 . TRANSACTION STRUCTURE AND TIMELINE Evan Levitt Chief Financial Officer and Chief Administrative Officer

16 Transaction Expected To Be Completed by the Middle of Fiscal 2020 Proposed Transaction Structure and Timing Transaction Structure Timing / Other Matters Financial Implications ▪ Pro - rata distribution expected to be tax - free to HD Supply shareholders for U.S. tax purposes ▪ Both companies’ shares expected to be listed on a national securities exchange ▪ Closing subject to customary conditions, including final Board approval ▪ Both companies expected to be well - capitalized and well - positioned for growth ▪ Targeting high non - investment grade credit rating at both companies ▪ The separation is expected to be completed by the middle of Fiscal 2020, subject to customary closing conditions ▪ Company names and other details to be provided

17 Q&A APPENDIX

18 Reconciliation of Non - GAAP Measures Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to Net income as a measure of operating performance. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. We believe the presentation of Adjusted EBITDA enhances investors’ overall understanding of the financial performance of our business. Adjusted EBITDA is based on “Consolidated EBITDA,” a measure which is defined in our senior credit facilities and used in calculating fin ancial ratios in several material debt covenants. Adjusted EBITDA is defined as Net income less Income from discontinued operations, net of ta x, plus (i) Interest expense and Interest income, net, (ii) Provision for income taxes, (iii) depreciation and amortization and further adjusted t o e xclude loss on extinguishment of debt, non - cash items and certain other adjustments to Consolidated Net Income permitted in calculating Consoli dated EBITDA under our senior credit facilities . We compensate for the limitations of using non - GAAP financial measures by using them to supplement GAAP results to provide a mor e complete understanding of the factors and trends affecting the business than GAAP results alone. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. Some of these limitations are: ▪ Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; ▪ Adjusted EBITDA does not reflect our interest expense, or the requirements necessary to service interest or principal payments on our debt; ▪ Adjusted EBITDA does not reflect our income tax expenses or the cash requirements to pay our taxes; ▪ Adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; and although depreciation and amortization charges are non - cash charges, the assets being depreciated and amortized will often have to be replaced in the future , and Adjusted EBITDA does not reflect any cash requirements for such replacements . Net Debt is defined as total outstanding debt, plus letters of credit less cash and cash equivalents. Management believes th at investors may find the ratio of Net Debt to Adjusted EBITDA useful to monitor leverage and evaluate the balance sheet.

Reconciliation of Non-GAAP Measures: Net Income (Loss) to Adjusted EBITDA

HD SUPPLY

($ in millions)

	Feb. 2, 2014 "Fiscal 2013" *As Originally Reported*	Twelve Months Ended Feb. 2, 2014 "Fiscal 2013" *As Restated*	Twelve Months Ended Aug. 4, 2019 "LTM Q2'19"
Net income (loss)	**($218)**	**($218)**	**$416**
Less income from discontinued operations, net of tax	(9)	171	2
Income (loss) from continuing operations	**(209)**	**(389)**	**414**
Interest expense, net	528	528	117
Provision for income taxes	62	23	143
Depreciation and amortization[1]	245	188	109
Loss on extinguishment & modification of debt[2]	87	87	69
Restructuring charges[3]	12	6	(2)
Stock-based compensation	16	16	26
Costs related public offerings[4]	20	20	-
Acquisition and integration costs[5]	-	-	4
Other	3	2	2
Adjusted EBITDA	**$764**	**$481**	**$882**

1: Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.

2: Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs, original issue discount and other assets or liabilities associated with such debt. Also include the costs of debt modifications.

3: Represents the costs related to exiting the Company's previous corporate headquarters, including a favorable lease termination in the LTM Q2'19 period, and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs.

4: Represents the costs expensed in connection with the Company's initial public offering, including approximately $18 million paid to the Equity Sponsors in the second quarter of fiscal 2013 for termination of the consulting agreements.

5: Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies.

Note: LTM Q2'19 represents the sum of the twelve fiscal months ended Aug. 4, 2019

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20 Net Debt Reconciliation Balances as of Period Ending 1: Excludes unamortized discounts and unamortized deferred financing costs. 2: LTM Adjusted EBITDA reconciled on slide 19. Note: LTM Q2’19 represents the sum of the twelve fiscal months ended Aug. 4, 2019 ($ in millions) Net Debt LTM Adjusted EBITDA 2 Net Debt / LTM Adjusted EBITDA $5,486 $764 7.2x “Fiscal 2013” Feb, 2, 2014 Plus: Letters of Credit Less: Cash and Cash Equivalents 56 (115) 27 (41) $2,082 $882 2.4x Senior ABL Facility due 2017 Senior ABL Facility due 2022 Term Loans due 2017 Term B - 5 Loans due 2023 First Priority Notes due 2019 Second Priority Notes due 2020 October 2012 Senior Unsecured Notes due 2020 February 2013 Senior Unsecured Notes due 2020 October 2018 Senior Unsecured Notes due 2026 Outstanding Debt 1 $360 985 1,250 675 1,000 1,275 $5,545 - - - $ - 284 1,062 750 $2,096 - - - - - “LTM Q2’19” Aug. 4, 2019

21 1: Represents costs related to exiting the Company’s previous corporate headquarters, including a favorable lease termination in the LTM Q2’19 period, and costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs. 2: Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations. 3 : Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies. Note: LTM Q2’19 represents the sum of the twelve fiscal months ended Aug. 4, 2019 Reconciliation of Non - GAAP Measures: Operating Income to Adjusted EBITDA ($ in millions) Facilities Maintenance Fiscal Year 2016 2017 2018 LTM Q2’19 Operating income $419 $434 $478 $491 Depreciation and amortization 47 45 48 51 Restructuring charges 1 4 4 6 (1) Stock - based compensation 12 16 14 14 Other - - - 1 Adjusted EBITDA $482 $499 $546 $556 Construction & Industrial Fiscal Year 2016 2017 2018 LTM Q2’19 Operating income $146 $174 $246 $252 Depreciation and amortization 2 41 45 58 58 Restructuring charges 1 3 2 3 (1) Stock - based compensation 8 10 12 12 Acquisition and integration costs 3 - 1 6 4 Other - - - 1 Adjusted EBITDA $198 $232 $325 $326